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                                                                   Exhibit 10.22

                                                                       EXECUTION

                           THE WILLIAM CARTER COMPANY

                                 CARTER'S, INC.

                                 THIRD AMENDMENT
                        TO CREDIT AND GUARANTY AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this "AMENDMENT") is dated as of November 24, 2004 and is entered into by and among THE WILLIAM CARTER COMPANY, a Massachusetts corporation (the "COMPANY"), CARTER'S, INC., a Delaware corporation ("HOLDINGS"), CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the "LENDERS"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger, Bookrunner and Syndication Agent ("SYNDICATION AGENT"), FLEET NATIONAL BANK ("FLEET"), as Administrative Agent ("ADMINISTRATIVE AGENT") and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of August 15, 2001, as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of March 27, 2002 and as amended by that certain Second Amendment to Credit and Guaranty Agreement dated as of July 29, 2003 (the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

                                    RECITALS

     WHEREAS, Company has requested that Requisite Lenders agree to amend the Credit Agreement to eliminate the requirements of Section 5.12; and

     WHEREAS, Requisite Lenders are willing to agree to such an amendment;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.   AMENDMENT TO CREDIT AGREEMENT

1.1  AMENDMENT TO SECTION 1.1: DEFINITIONS.

     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Letter of Credit Sublimit" and replacing it with the following:

     ""LETTER OF CREDIT SUBLIMIT" means the lesser of (i) $60,000,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect."

1.2  AMENDMENT TO SECTION 5.12: INTEREST RATE PROTECTION.

     Section 5.12 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

             "5.12 [RESERVED]."

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SECTION II.  CONDITIONS TO EFFECTIVENESS

     A. Section I of this Amendment shall become effective as of the date hereof (the "THIRD AMENDMENT EFFECTIVE DATE") upon receipt by Administrative Agent of a counterpart signature page of this Amendment duly executed by each of the Credit Parties and Requisite Lenders.

SECTION III. REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

     A. CORPORATE POWER AND AUTHORITY. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Credit Documents.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

     C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Third Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

     D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Borrower and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be

                                        2
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expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default other than Identified Events of Default.

SECTION IV.  [RESERVED].

SECTION V.   GENERAL RELEASE

     In consideration of the Agents' and the Lenders' execution of this Amendment, Holdings, Borrower and each Credit Party, unconditionally and irrevocably acquits and fully and forever releases and discharges the Agents and each Lender and all affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors, trustees and advisors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the "CREDITOR RELEASEES") from any and all claims, demands, causes of action, obligations (other than any contractual obligations under this Amendment, the Credit Agreement and any other Credit Document), remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Creditor Releasees and which may have arisen at any time prior to the date hereof and which were in any manner related to this Amendment or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Creditor Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the "CREDITOR RELEASED CLAIMS"). Each of Holdings and Borrower covenants and agrees that it will not, and will cause the other Credit Parties not to, commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Creditor Releasees any action or other proceeding based upon any of the Creditor Released Claims. Notwithstanding the foregoing, in no event shall the foregoing be interpreted, construed or otherwise deemed as an admission or suggestion by the Agents and Lenders of any wrong doing or liability owed to Holdings, Borrower, any Credit Party or any other Person.

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SECTION VI.  MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

          (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Amendment", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

     B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY:                              THE WILLIAM CARTER COMPANY


                                      By:  /s/ Michael D. Casey
                                         -----------------------
                                         Name:  Michael D. Casey
                                         Title: EVP & CFO

HOLDINGS:                             CARTER'S, INC.


                                      By:  /s/ Michael D. Casey
                                         -----------------------
                                         Name:  Michael D. Casey
                                         Title: EVP & CFO

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SYNDICATION AGENT:                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                      By:/s/ Elizabeth Fischer
                                         ---------------------------
                                         Authorized Signatory

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ADMINISTRATIVE AGENT:                 BANK OF AMERICA, N.A. AS AGENT FOR
                                      FLEET NATIONAL BANK AS
                                      ADMINISTRATIVE AGENT


                                      By:  /s/ Douglas J. Bolt
                                         ----------------------------
                                         Name:  Douglas J. Bolt
                                         Title: Vice President

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                                      GOLDMAN SACHS CREDIT PARTNERS L.P.
LENDER: By signing below, you have indicated your consent to the Third Amendment


                                      By:  /s/ Elizabeth Fischer
                                         ----------------------------
                                         Name:  Elizabeth Fischer
                                         Title: Authorized Signatory

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LENDER:
                                      FLEET NATIONAL BANK AS LENDER


                                      By:  /s/ Douglas J. Bolt
                                         ---------------------------
                                         Name:  Douglas J. Bolt
                                         Title: Vice President

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment

                                      Flagship CLO 2001-I
                                      By: Flagship Capital Management, Inc.


                                      By: /s/ Colleen Cunniffe
                                          ---------------------------
                                          Name: Colleen Cunniffe
                                          Title: Director


                                      Flagship CLO II
                                      By: Flagship Capital Management, Inc.


                                      By: /s/ Colleen Cunniffe
                                          ---------------------------
                                          Name: Colleen Cunniffe
                                            Title: Director

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment

                                             SIERRA CLO I LTD

                                      By: /s/ Kevin J. Hickman
                                          ----------------------------
                                          Name:    Kevin J. Hickman
                                          Title:   Managing Director
                                                  Centre Pacific, LLP

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 LENDER:                                        By signing below, you have
--------------------------------------------    indicated your consent to the
 AVALON CAPITAL LTD. 2                          Third Amendment
 By: INVESCO Senior Secured Management, Inc.
     As Portfolio Advisor
                                                By: /s/ Scott Baskind
                                                    -------------------------
                                                    Name:     Scott Baskind
                                                    Title: Authorized Signatory

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 LENDER:                                        By signing below, you have
--------------------------------------------    indicated your consent to the
 CHARTER VIEW PORTFOLIO                         Third Amendment
 By: INVESCO Senior Secured Management, Inc.
     As Investment Advisor
                                                By: /s/ Scott Baskind
                                                    -------------------------
                                                    Name:     Scott Baskind
                                                    Title: Authorized Signatory

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 LENDER:                                        By signing below, you have
--------------------------------------------    indicated your consent to the
 DIVERSIFIED CREDIT PORTFOLIO LTD.              Third Amendment
 By: INVESCO Senior Secured Management, Inc.
     as Investment Adviser
                                                By: /s/ Scott Baskind
                                                    -------------------------
                                                    Name:     Scott Baskind
                                                    Title: Authorized Signatory

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 LENDER:                                        By signing below, you have
--------------------------------------------    indicated your consent to the
 AIM FLOATING RATE FUND                         Third Amendment
 By: INVESCO Senior Secured Management, Inc.
     As Sub-Adviser
                                                By: /s/ Scott Baskind
                                                    -------------------------
                                                    Name:     Scott Baskind
                                                    Title: Authorized Signatory

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 LENDER:                                        By signing below, you have
--------------------------------------------    indicated your consent to the
 INVESCO EUROPEAN CDO I.S.A.                    Third Amendment
 By: INVESCO Senior Secured Management, Inc.
     As Collateral Manager
                                                By: /s/ Scott Baskind
                                                    -------------------------
                                                    Name:     Scott Baskind
                                                    Title: Authorized Signatory

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 LENDER:                                        By signing below, you have
--------------------------------------------    indicated your consent to the
 SEQUILS-LIBERTY, LTD.                          Third Amendment
 By: INVESCO Senior Secured Management, Inc.
     As Collateral Manager
                                                By: /s/ Scott Baskind
                                                    -------------------------
                                                    Name:     Scott Baskind
                                                    Title: Authorized Signatory

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 LENDER:                                        By signing below, you have
--------------------------------------------    indicated your consent to the
 SAGAMORE CLO LTD.                              Third Amendment
 By: INVESCO Senior Secured Management, Inc.
     As Collateral Manager
                                                By: /s/ Scott Baskind
                                                    -------------------------
                                                    Name:     Scott Baskind
                                                    Title: Authorized Signatory

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 LENDER:                                        By signing below, you have
--------------------------------------------    indicated your consent to the
 SARATOGA CLO I, LIMITED                        Third Amendment
 By: INVESCO Senior Secured Management, Inc.
     As Asset Manager
                                                By: /s/ Scott Baskind
                                                    -------------------------
                                                    Name:     Scott Baskind
                                                    Title: Authorized Signatory

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                                   By: AIB DEBT MANAGEMENT LIMITED


                                       /s/ Roisin O'Connell
                                      ----------------------------------
                                      Name:       Roisin O'Connell
                                      Title:   Assistant Vice President
                                                Investment Advisor to
                                             AIB Debt Management, Limited


                                       /s/ Margaret Brennan
                                      ----------------------------------
                                      Name:       Margaret Brennan
                                                   Vice President
                                                Investment Advisor to
                                             AIB Debt Management, Limited

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                                   By: ALLIED IRISH BANKS PLC


                                       /s/ Roisin O'Connell
                                      ----------------------------------
                                      Name:       Roisin O'Connell
                                      Title:   Assistant Vice President


                                       /s/ Margaret Brennan
                                      ----------------------------------
                                      Name:     Margaret Brennan
                                      Title:     Vice President

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                                ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ Cheryl A. Wasilewski
                                    ------------------------
                                Name: CHERYL A. WASILEWSKI
                                Title:     DIRECTOR


                                BALANCED HIGH-YIELD FUND II, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Asset Manager


                                BY: /s/ Cheryl A. Wasilewski
                                    ------------------------
                                Name: CHERYL A. WASILEWSKI
                                Title:     DIRECTOR


                                ENDURANCE CLO I, LTD.

                                c/o: ING Capital Advisors LLC,
                                     as Collateral Manager


                                BY: /s/ Cheryl A. Wasilewski
                                    ------------------------
                                Name: CHERYL A. WASILEWSKI
                                Title:     DIRECTOR


                                ING-ORYX CLO, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ Cheryl A. Wasilewski
                                    ------------------------
                                Name: CHERYL A. WASILEWSKI
                                Title:     DIRECTOR

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                                NEMEAN CLO, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Investment Manager


                                BY: /s/ Cheryl A. Wasilewski
                                    ------------------------
                                Name: CHERYL A. WASILEWSKI
                                Title:     DIRECTOR


                                SEQUILS-ING I (HBDGM), LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ Cheryl A. Wasilewski
                                    ------------------------
                                Name: CHERYL A. WASILEWSKI
                                Title:     DIRECTOR

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LENDER:                               TRANSAMERICA BUSINESS
                                       CAPITAL CORPORATION,


                                By:  /s/ Brady Sutton
                                    -----------------
                                    Name:   Brady Sutton
                                    Title:  Duly Authorized Signatory

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LENDER: BNP PARIBAS             By signing below, you have indicated your
                                consent to the Third Amendment


                                By: /s/ Cecile Squerer
                                    -----------------------------
                                    Name:     CECILE SQUERER
                                    Title:       DIRECTOR
                                           Merchant Banking Group


                                        /s/ Charles Romano
                                          CHARLES ROMANO
                                          VICE PRESIDENT

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LENDER:                                By signing below, you have indicated your
                                       consent to the Third Amendment


                Sankaty Advisors, LLC as Collateral Manager for
                Avery Point CLO, Limited, as Term Lender


                                       By: /s/ Diane Exter
                                           ---------------------------------
                                           Name: Diane Exter
                                           Title: Managing Director/Portfolio
                                                  Manager

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                Sankaty Advisors, LLC as Collateral Manager for
                Race Point CLO, Limited, as Term Lender


                                      By: /s/ Diane Exter
                                          ---------------------------------
                                          Name: Diane Exter
                                          Title: Managing Director/Portfolio
                                                 Manager

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                Sankaty Advisors, LLC as Collateral Manager for
                Race Point II CLO, Limited, as Term Lender


                                      By: /s/ Diane Exter
                                          ---------------------------------
                                          Name: Diane Exter
                                          Title: Managing Director/Portfolio
                                                 Manager

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                Sankaty Advisors, LLC as Collateral Manager for
                Castle Hill I-Ingots, Ltd., as Term Lender


                                      By: /s/ Diane Exter
                                          ---------------------------------
                                          Name: Diane Exter
                                          Title: Managing Director/Portfolio
                                                 Manager

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                Sankaty Advisors, LLC as Collateral Manager for
                Castle Hill II-Ingots, Ltd., as Term Lender


                                      By: /s/ Diane Exter
                                          ---------------------------------
                                          Name: Diane Exter
                                          Title: Managing Director/Portfolio
                                                 Manager

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                Sankaty Advisors, LLC as Collateral Manager for
                Castle Hill III CLO, Ltd., as Term Lender


                                      By: /s/ Diane Exter
                                          ---------------------------------
                                          Name: Diane Exter
                                          Title: Managing Director/Portfolio
                                                 Manager

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                                      LONG LANE MASTER TRUST IV


                                      By:   /s/ Diana M. Himes
                                          ---------------------------------
                                          Name: Diana M. Himes
                                          Title: Authorized Agent

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                                      HARBOUR TOWN FUNDING LLC


                                      By: /s/ Meredith J. Koslick
                                          ---------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President

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LENDER:                               By signing below, you have indicated your
                                      consent to the Third Amendment


                                      CIT LENDING SERVICES
                                      CORPORATION


                                      By: /s/ John P. Sirico, II
                                          ---------------------------------
                                          Name: John P. Sirico, II
                                          Title: Vice President

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PROVIDENT BANK:
     By signing below, you have indicated your consent to the Third Amendment


                                      By: /s/ John R. DeFrancesco
                                          ----------------------------
                                          Name: John R. DeFrancesco
                                          Title: Senior Vice President

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LENDER: KZH PONDVIEW LLC              By signing below, you have indicated your
                                      consent to the Third Amendment


                                      By: /s/ Hi Hua
                                          -------------------------
                                          Name:       HI HUA
                                          Title: AUTHORIZED AGENT